Note 11 - Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
11.	Income Taxes

Under the laws of the countries of the companies’ incorporation and/or vessels’ registration, the companies are not subject to tax on international shipping income, however, they are subject to registration and tonnage taxes, which have been included in “Vessel operating expenses” in the accompanying “Consolidated statements of operations”.

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of ships is generally exempt from U.S tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S corporations. All the Company’s ship-operations subsidiaries satisfy this particular criterion.  In addition, more than 50% of the value of the stock must be owned, directly or indirectly, by individuals who are residents as defined in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S corporations, the “50% Ownership Test”, or, the stock is “primarily and regularly traded on an established securities market” in our country of organization, in another country that grants an “equivalent exemption” to United States corporations, or in the United States, the “Publicly-Traded Test”. The management of the Company believes that by virtue of the special rule applicable to situations where the ship operating companies are beneficially owned by a publicly-traded company like the Company, the “Publicly-Traded Test” was satisfied for 2011, 2012 and 2013.